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                                  [CANCELLED]

                                                                    EXHIBIT 10.7

[UBS LOGO]

GUARANTEE AND PLEDGE AGREEMENT

For value received, and to induce UBS AG (the "Bank") to make one or more loans or otherwise extend credit to or for the account of NATINCO S.A. (herein called the "Borrower") pursuant to the General Terms and Conditions of Credit Arrangements dated as of September 27, 1999 between the Borrower and the Bank (as amended from time to time, and including Schedule I thereto, the "General Terms") or pursuant to any other credit arrangements between the Borrower and the Bank (the "Other Credit Arrangements"), the undersigned (the "Guarantor") hereby agrees as follows:

I. GUARANTEE

The Guarantor hereby unconditionally and irrevocably guarantees to the Bank, its successors, endorsees and assigns, the prompt payment when due of all obligations and liabilities of all kinds of the Borrower to the Bank under the General Terms and the Other Credit Arrangements and, in each case, any promissory note or other evidence of the indebtedness created thereunder, whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and howsoever or whenever incurred by the Borrower (the "Obligations").

The liability of the Guarantor hereunder shall be limited to credit extended under or pursuant to the General Terms in the principal amount of up to US$1,000,000.00 plus interest thereon accrued from time to time at the rate or rates provided for in or pursuant to the General Terms and all costs and charges pertaining thereto. /s/ [ILLEGIBLE] [INITIALS OF GUARANTOR]

The Guarantor's obligations hereunder shall not be affected by the genuineness, validity or enforceability of the General Terms or the Other Credit Arrangements or, in each case, the credit extended thereunder or pursuant thereto or by the perfection, or extent, of any collateral therefor or by any other circumstance relating to the Obligations which might otherwise constitute a defense to this Guarantee and Pledge Agreement. In the event that at any time any payment to the Bank in respect to any Obligation is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder, or the Guarantor's obligations hereunder shall be reinstated, in respect of such Obligation as if such payment were due but not paid at such time.

The Guarantor agrees that the Bank may at any time and from time to time, without notice to or further consent of the Guarantor, make loans or otherwise extend credit to the Borrower, extend the time of payment of, or exchange or surrender any collateral for, any of the Obligations, and may also make any agreement with the Borrower or with any other party liable on any of the Obligations for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof, without in any way impairing or affecting this Guarantee and Pledge Agreement. The Guarantor agrees that the Bank may resort to the Guarantor for payment of any of the Obligations whether or not the Bank shall have proceeded against any other obligor principally or secondarily obligated with respect to any of the Obligations.

This is a continuing Guarantee and shall remain in full force and effect and be binding upon the Guarantor, its successors and assigns until seven days after the date on which written notice of its revocation shall actually be received by the Bank. No such revocation shall release the Guarantor or affect in any manner the rights, remedies, powers, security interests and liens of the Bank under this Guarantee with respect to any of the Obligations arising prior to the effectiveness of such revocation or arising thereafter pursuant to a commitment of the Bank in effect prior to such revocation.

II. GRANT OF SECURITY INTEREST

(a) SECURITY AGREEMENT. As security for the payment of all of the Obligations, the Guarantor hereby grants to the Bank a security interest in and lien upon the following (collectively referred herein as the "Collateral"): (i) every deposit, portfolio management or custody account now or hereafter existing of the Guarantor with the Bank or any of its affiliates and the balance thereof and all assets credited thereto from time to time (collectively, the "Accounts"), including
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any such account balance or assets held by a custodian or sub-custodian for the
Bank or any such affiliate and any other present or future claim of the Guarantor with respect to any Account, (ii) all money, instruments, securities, documents, credits, claims, demands, and any other property, rights or interests of the Guarantor or in which the Guarantor has any interest, of any kind, tangible or intangible, which are ever in any Account or otherwise in the possession, custody or control of the Bank or any affiliate of the Bank anyone acting for the Bank or any such affiliate for any purpose, (iii) any other assets identified as Collateral on Schedule I to the General Terms or in which the Guarantor otherwise grants a security interest to the Bank and (iv) all interest and dividends on and proceeds, products and accessions of and to, and any property received or issuable in exchange for, any of the foregoing. The Bank shall be deemed to have possession of any property in transit to or set apart or held for it or any of its affiliates, agents, custodians, sub-custodians, associates or correspondents. All substitutions of Collateral shall be subject to the Bank's discretion and to applicable law.

The Bank shall have with respect to the Collateral, in addition to any rights referred to herein, all the rights of a secured party under the Uniform Commercial Code of New York. The Bank shall have the right (but not the obligation) (i) to hold any Collateral in its name, in the name of any custodian or sub-custodian for the Bank or in the name of any nominee of any such entities, and to require the Guarantor to transfer Collateral into any such name, (ii) in its name or the name of the Guarantor to demand, sue for, collect and receive any money or property at any time due or payable on account of or in exchange for any Collateral, compromise or settle, extend the time of payment or alter the terms of payment of, any Collateral, and take any other action which the Bank deems necessary or appropriate in connection with any Collateral or its custody or preservation, all without notice to the Guarantor and without discharging any Obligation or incurring any liability to the Guarantor. Upon the occurrence of an Event of Default (as defined in the General Terms or in any Other Credit Agreements), the Bank may apply the Collateral to the Obligations in such order and in such manner as it may choose. The Bank shall have no obligations with respect to Collateral except to use reasonable care in the custody and preservation thereof to the extent required by law. With respect to any Collateral held by a custodian or sub-custodian for the Bank, the Bank's duty under the preceding sentence shall be limited to the use of reasonable care in the selection of such custodian or sub-custodian. The Guarantor, and not the Bank, shall be obligated to give any notice or take any other steps necessary to preserve rights against any other or prior party to any instrument. To the extent permitted by law, any requirement of reasonable notice imposed by law shall be deemed met if such notice is in writing and is mailed, transmitted by facsimile or hand delivered to the Guarantor at least three business days prior to the sale, disposition or other event giving rise to such notice requirement; provided that the Bank shall not be required to give any prior notice to the Guarantor in connection with the sale or other intended disposition of Collateral that is of a type customarily sold on a recognized market or threatens to decline speedily in value. Notwithstanding the realization by the Bank upon all of the Collateral, unless the Bank has proposed that it retain the Collateral in satisfaction of the Obligations and no written objection has been made thereto within the time specified in any applicable section of the New York Uniform Commercial Code, the Guarantor shall continue to be liable for any balance of the Obligations (including interest to the date of payment) which shall thereafter remain unpaid. For purposes of this Article II, (i) the term "Bank" shall be deemed to refer to all offices of UBS AG and (ii) references to "Obligations" shall be deemed to include all obligations of the types described in the definition thereof owed to any office of UBS AG.

(b) LENDING VALUE OF COLLATERAL. The Guarantor understands and agrees that the Guarantor must maintain Collateral in which the Bank has a first priority, perfected security interest having a Lending Value, as defined below, equal to not less than 100% of the principal of, interest on and all other amounts payable in respect of the Obligations outstanding from time to time (including without limitation Obligations which have not yet matured or are contingent) (the "Required Lending Value"). "Lending Value" shall mean the percentage set forth on Schedule I hereto of the fair market value, as determined by the Bank from time to time, of the relevant class of Collateral (any item not listed to have such Lending Value, if any, as the Bank may fix from time to time), subject, in the case of any security which, under the circumstances, is covered by Regulation U or Regulation X of the Federal Reserve Board, to any maximum margin percentage imposed by such Regulations; provided that, notwithstanding
Schedule I, the Bank may change or eliminate the percentage applicable to any class of Collateral at any time without prior notice to the Guarantor. The Guarantor agrees immediately to deliver additional Collateral to the Bank to the extent that, at any time, the aggregate Lending Value of the Collateral is less than the Required Lending Value. While any Obligations are outstanding, the Bank reserves the right not to release any of the Collateral if such release would cause the value thereof to fall below the Required Lending Value.

(c) AGREEMENTS AND REPRESENTATIONS RELATING TO COLLATERAL. The Guarantor represents and agrees that the Guarantor owns and will at all times own the Collateral free and clear of any lien or other encumbrance other than the security interest created hereby and that the Collateral will not at any time include (i) securities the ownership of


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which is required to be reported under Rule 13d-1 under the Securities Exchange
Act of 1934 or (ii) "restricted securities" as defined in Rule 144 under the Securities Act of 1933 or any other security or other property that is subject to any restriction on the sale, pledge or other disposition thereof under applicable law or under any agreement or instrument to which the Guarantor is subject. The Guarantor further represents and agrees that the Collateral and any other collateral supporting any Obligation is the rightfully derived property of the party in whose name it is held and that there are no pending or threatened proceedings that could result in a forfeiture of the Collateral or such other collateral, and the Guarantor agrees to inform the Bank of any such proceeding, pending or threatened. The Guarantor's representations herein shall be deemed repeated at the time of each financial accommodation given to the Borrower by the Bank. If any portion of the Collateral is held in an account managed on a discretionary basis by the Bank or any other office or affiliate of UBS AG, the Guarantor (i) acknowledges that the dual role of UBS AG and/or such affiliate as creditor and discretionary manager could give rise to a potential conflict of interest and (ii) consents to the performance by UBS AG and/or such affiliate of that dual role. The Guarantor will, at the Guarantor's expense and in such form as the Bank may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Bank may request, in order to create, preserve, perfect or validate the security interest created hereby or to enable the Bank to exercise and enforce its rights hereunder or under applicable law with respect to any of the Collateral.

(D) SET-OFF. In addition to the Bank's security interest, it shall at all times have a right to set off against the Obligations at or after the time at which they become due, whether at stated maturity, by acceleration, upon demand or otherwise, all collected funds at any time in any account maintained with the Bank by or for the benefit of the Guarantor or other party obligated for the Obligations, unless such account is clearly denominated in the Bank's records as not being the Guarantor's or such other party's property, in which case such right of set-off shall apply only to so much thereof as belongs to the Guarantor or such other party. This right is in addition to, and not in limitation of, any right the Bank may have at law or otherwise. If any Obligations are secured by California real property, any application of the Collateral to the Obligations shall conclusively be deemed to be an exercise of the Bank's rights under the Uniform Commercial Code of California, rather than an exercise of any right of set-off.

(E) NOTIFICATION REGARDING SHARES. The Guarantor acknowledges that, in the event that any Collateral constituting shares of stock (the "Shares") are registered in the name of a person or entity other than the Bank or its designee, the Bank may not receive (and accordingly will have no responsibility to act on) any notice of corporate actions or events provided to the shareholders of the issuer of the Shares (the "Issuer"). The Guarantor agrees to (i) notify the Bank promptly upon receipt of any communications to shareholders of the Issuer disclosing or proposing any stock split, stock dividend, extraordinary cash dividend, spin-off or other corporate action or event as a result of which the Guarantor would receive securities, cash (other than ordinary cash dividends) or other assets in respect of the Shares pledged to the Bank and (ii) immediately upon receipt by the Guarantor of any such assets, deliver them to or as directed by the Bank as additional Collateral.

III. MISCELLANEOUS PROVISIONS

(A) EXPENSES. The Guarantor shall be liable to the Bank, and shall promptly reimburse it on demand, for all expenses incurred by the Bank as a result of any default or Event of Default hereunder, including reasonable fees and disbursements of counsel and all expenses incurred in collection and in the protection of its rights in respect of the obligations of the Guarantor hereunder (including all expenses incurred in connection with any workout or any bankruptcy or similar proceedings relating to the Guarantor). The Guarantor shall also reimburse the Bank from time to time at the Bank's request for any out-of-pocket expenses incurred by the Bank in connection with the Collateral and the Bank's security interest therein.

(B) WAIVERS OF THE GUARANTOR. The Guarantor waives notice of the acceptance of this Guarantee and Pledge Agreement and of the making of any loans or extensions of credit to the Borrower, presentment to or demand or payment from anyone liable upon any of the Obligations, presentment, demand, notice of dishonor, protest and all other notices whatsoever.

(C) MODIFICATION; NOTICES; DEMANDS. No delay on the part of the Bank in exercising any of its options, powers or rights, and no partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any rights hereunder, or under any other document or applicable law, and no amendment or modification hereof or thereof, shall be effective unless the same shall be in writing, duly signed on behalf of the party against whom such waiver, modification or amendment is asserted, and each such waiver, if any, shall apply only with respect to the specific instance involved, and,
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unless otherwise expressly agreed to in writing, shall in no way impair the rights or obligations of any party in any rights or obligations of any party in any other respect at any other time. Any notice or demand or request shall be in writing and shall be deemed to have been received and shall be effective on the day on which delivered if (a) personally delivered, (b) transmitted by telex, telecopier or telegram, or (c) mailed by certified mail or sent by courier service providing evidence of delivery (in which case such notice shall be deemed to be delivered on the date shown on any receipt or other evidence of delivery or refusal), and notices transmitted as provided in clauses (b) or
(c)(i) in the case of the Bank, shall be addressed to the Bank at 10 East 50th Street, New York, New York 10022, or at any other address designated by the Bank for such purpose in a notice given to the notifying party in the manner herein provided, and (iii) in the case of the Guarantor, shall be addressed to the Guarantor at the Guarantor's address set forth below (or if none is set forth, at the Guarantor's address in the records of the Bank), or at any other address designated by the Guarantor for such purpose in a notice given to the Bank in the manner hereinabove provided.

(d) COOPERATION; ADDITIONAL DOCUMENTATION. The Guarantor will execute all other documents, including without limitation any government form under margin regulations, as the Bank may deem necessary or appropriate in connection herewith, and will cooperate with and assist the Bank in protecting and realizing upon the Bank's rights and interests.

(e) POWER OF ATTORNEY. The Guarantor hereby irrevocably appoints the Bank, and any officer of the Bank designated by the Bank from time to time, with full power of substitution, the Guarantor's attorney-in-fact with full power and authority in the Guarantor's name and on the Guarantor's behalf, in such attorney-in-fact's sole discretion, to exercise all rights and powers of the Guarantor with respect to the Collateral and any Account and take any action to preserve or realize upon the Bank's security interest, and otherwise to perform any act which the Guarantor is obligated to perform hereunder.

(f) GOVERNING LAW; SUITS; JURY TRIAL. UNLESS OTHERWISE AGREED BY THE PARTIES IN WRITING, ALL THE RIGHTS AND OBLIGATIONS OF THE BANK AND THE GUARANTOR WITH RESPECT HERETO, AND WITH RESPECT TO ANY OBLIGATION OR OTHER TRANSACTION OR RELATIONSHIP (ALL SUCH DOCUMENTS, OBLIGATIONS, TRANSACTIONS AND RELATIONSHIPS BEING REFERRED TO HEREIN COLLECTIVELY AS THE "RELATIONSHIP") SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, AND SHALL BE BINDING UPON AND SHALL INURE TO THE BENEFIT OF THE GUARANTOR, THE BANK AND THEIR RESPECTIVE HEIRS, SUCCESSORS AND ASSIGNS. The Guarantor hereby submits to the nonexclusive personal jurisdiction of, and agrees that any action or proceeding related in any way to the Relationship shall, if the Bank so chooses, be brought and enforced in, the Supreme Court of the State of New York for New York County or the United States District Court for the Southern District of New York and hereby waives any objection to jurisdiction or venue in any such proceeding commenced in said courts. The Guarantor hereby waives personal service of any summons, complaint or other process and agrees that any process required to be served on the Guarantor for purposes of any such proceeding may be served on the Guarantor, with the same effect as personal service within the State of New York, by certified mail or by courier service providing evidence of delivery addressed to the Guarantor at the Guarantor's address for notices as provided in paragraph (c) of this
Article III and shall be deemed to have been served when received or delivered at such address. THE GUARANTOR AND THE BANK EACH HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THE RELATIONSHIP, OR ANY OTHER CLAIM OR DISPUTE WITH RESPECT HERETO OR THERETO HOWSOEVER ARISING, TO WHICH THE GUARANTOR AND THE BANK ARE PARTIES. If any provision hereof is invalid or unenforceable under applicable law, the other provisions hereof shall remain in full force and effect. All rights and remedies granted to the Bank hereunder, under any other document and under applicable law shall be cumulative and may be exercised by the Bank from time to time.

In witness whereof, the Guarantor has executed this Guarantee and Pledge Agreement as of the 25th day of October, 1999.

Name of Guarantor:  IXIA COMMUNICATIONS, A CALIFORNIA CORPORATION


Signed: /s/ ERROL GINSBERG              Signed: /s/ JON F. RAGER
        ---------------------------             --------------------------------
        Name: Errol Ginsberg                    Name: Jon F. Rager
        Title: President                        Title: CFO